UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2012

Erie Indemnity Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (814)870-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) Erie Indemnity Company (the “Company”) adopted a new Code of Conduct applicable to all directors, officers and employees of the Company. The new Code of Conduct replaces the Company’s existing Code of Conduct that was adopted on December 9, 2003. The Company also adopted a new Code of Ethics for Senior Financial Officers (the “Code of Ethics”). The effective date for the new Code of Conduct and the Code of Ethics is April 25, 2012. Copies of the new Code of Conduct and the Code of Ethics are attached as Exhibits 14.1 and 14.2, respectively, and may be viewed on the Company’s website at: http://www.erieinsurance.com.

Item 9.01 Financial Statements and Exhibits.

Exhibit 14.1     Code of Conduct

Exhibit 14.2     Code of Ethics for Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

April 25, 2012	By:	/s/ Marcia A. Dall
Name: Marcia A. Dall
Title: Executive Vice President & CFO